                                                           EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in Post Effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-40129) of Great Lakes REIT and to the incorporation by reference therein of our reports indicated below filed with the Securities and Exchange Commission.


                   Financial Statements                                        Date of Auditors' Report
                   --------------------                                        ------------------------

Consolidated financial statements and schedule of Great                        January 29, 1998, except
Lakes REIT, Inc. included in its Annual Report (Form 10-K)                     for Note 14 as to which
for the year ended December 31, 1997                                           the date is March 13, 1998

Statement of revenue and certain expenses of TRI-ATRIA                         December 17, 1997
Office Building for the year ended December 31, 1996
included in the Current Report (Form 8-K/A) of Great Lakes
REIT, Inc. dated February 6, 1998

Statement of revenue and certain expenses of 777                               December 19, 1997
Eisenhower Plaza for the year ended December 31, 1996
included in the Current Report (Form 8-K/A) of Great Lakes
REIT, Inc. dated February 6, 1998

Statement of revenue and certain expenses of Star Bank                         April 9, 1998
Office Building for the year ended December 31, 1997
included in the Current Report (Form 8-K/A) of Great Lakes
REIT, Inc. dated June 18, 1998

Combined statement of revenue and certain expenses of                          May 21, 1998
Milwaukee Portfolio for the year ended December 31, 1997
included in the Current Report (Form 8-K/A) of Great Lakes
REIT, Inc. dated June 18, 1998

Combined statement of revenue and certain expenses of                          June 18, 1998
Inverness Properties for the year ended December 31, 1997
included in the Current Report (Form 8-K/A) of Great Lakes
REIT, Inc. dated July 24, 1998


                                       Ernst & Young LLP

Chicago, Illinois
July 28, 1998